Exhibit 10.4

FORWARD PURCHASE AGREEMENT CONFIRMATION AMENDMENT

THIS FORWARD PURCHASE AGREEMENT CONFIRMATION AMENDMENT, dated as of November 17, 2023 (this “Amendment”), is entered into by and among (i) Meteora Special Opportunity Fund I, LP (“MSOF”), (ii) Meteora Capital Partners, LP (“MCP”), (iii) Meteora Select Trading Opportunities Master, LP (“MSTO”), (iv) Meteora Strategic Capital, LLC (“MSC”) (with MSOF, MCP, MSTO and MSC collectively as “Seller”) and (v) Spectaire Inc., a private Delaware corporation (“Spectaire”).

Reference is hereby made to the OTC Equity Prepaid Forward Transaction, dated as of January 14, 2023 (amended on October 16, 2023 and as amended from time to time, the “Confirmation”), by and among Seller, Perception Capital Corp. II, a Cayman Islands exempted company (“PCCT”) and Spectaire. Capitalized terms not defined herein shall have the meanings assigned to such terms in the Confirmation.

On October 19, 2023, PCCT and Spectaire completed the Business Combination, and accordingly, the Seller delivered a Pricing Date Notice to commence the Transaction.

1. Amendment: The parties hereto agree to amend the Confirmation as follows:

a. The section titled “Reset Price” shall be deleted in its entirety and replaced with the following:

Reset Price:	The Reset Price shall be $1.75; provided that the Reset Price may be reduced pursuant to a Dilutive Offering Reset or an Equity Line Reset.

b. The Section titled Share Consideration shall be deleted in its entirety and replaced with the following:

Share Consideration:	In addition to the Prepayment Amount, Counterparty shall pay to Seller, directly from the Trust Account, on the Prepayment Date, an amount equal to the product of (x) the number of Recycled Shares, if any, up to a maximum of 150,000 (the “Share Consideration Shares”) multiplied by (y) the Initial Price. Additionally, 125,000 Recycled Shares shall be released to the Seller as additional Share Consideration Shares. The Share Consideration Shares shall not be included in the Number of Shares in this Transaction. The Seller and the Share Consideration Shares shall be free and clear of all obligations with respect to the Seller and such Share Consideration Shares in connection with this Confirmation.

c. The Counterparty and the Seller acknowledge and agree that the execution of this Amendment shall discharge any obligation of the Counterparty to deliver cash to the Seller pursuant to the “Shortfall Sales” section.

2. No Other Amendments. All other terms and conditions of the Confirmation shall remain in full force and effect and the Confirmation shall be read and construed as if the terms of this Amendment were included therein by way of addition or substitution, as the case may be.

3. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

4. Ratification. The terms and provisions set forth in this Amendment modify and supersede all inconsistent terms and provisions set forth in the Confirmation and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Confirmation are ratified and confirmed and continue in full force and effect. All parties hereby agree that the Confirmation and Amendment, as amended by this Amendment, shall continue to be legal, valid, binding and enforceable in accordance with their terms.

5. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PROVISIONS THEREOF).

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

METEORA SPECIAL OPPORTUNITY FUND I, LP;

METEORA STRATEGIC CAPITAL, LLC;

METEORA SELECT TRADING OPPORTUNITIES MASTER, LP; AND

METEORA CAPITAL PARTNERS, LP

By:	/s/ Vik Mittal
	Name:	Vik Mittal
	Title:	Managing Member

SPECTAIRE INC.

By:	/s/ Brian Semkiw
	Name:	Brian Semkiw
	Title:	Chief Executive Officer